UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    March 23, 2004

TULLY’S COFFEE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	0-26829	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3100 Airport Way South, Seattle, Washington 98134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:    (206) 233-2070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Press Release issued by Company on March 23, 2004.

99.2	Press Release issued by Company on March 26, 2004.

Item 9. Regulation FD Disclosure

On March 23, 2004, the Company issued a press release, which is attached as Exhibit 99.1, about preliminary discussions with Tully’s Coffee Japan concerning possible integration of the two companies.

On March 26, 2004, the Company issued a press release, which is attached as Exhibit 99.2, in connection with its annual shareholders meeting. During the meeting, the Company presented certain information pertaining to the fourth quarter of Fiscal 2004, which ends March 28, 2004. Additionally, the press release includes information entitled “Q & A regarding Possible Integration of Tully’s Coffee Corporation and Tully’s Coffee Japan” due to questions regarding the March 23, 2004 company announcement about preliminary discussions with Tully’s Coffee Japan concerning possible integration of the two companies.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TULLY’S COFFEE CORPORATION

Date: March 26, 2004	By:	/s/ KRISTOPHER S. GALVIN

Kristopher S. Galvin Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued by Company on March 23, 2004.

99.2	Press Release issued by Company on March 26, 2004.

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